                                                                    Exhibit 31.2

                                  CERTIFICATION

          I, Eric Skolnik,  Senior Vice President and Chief Financial Officer of
     Blonder Tongue Laboratories, Inc., certify that:

          1. I have  reviewed  this  quarterly  report on Form  10-Q of  Blonder
     Tongue Laboratories, Inc.;

          2. Based on my  knowledge,  this  report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

          3.  Based  on  my  knowledge,  the  financial  statements,  and  other financial  information  included  in this  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this report;

          4. The registrant's other certifying  officer(s) and I are responsible for  establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e)) for the registrant and have:

               a) Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls  and  procedures  to be designed  under our supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;

               b) Evaluated the  effectiveness  of the  registrant's  disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

               c)  Disclosed  in this  report  any  change  in the  registrant's internal  control over financial  reporting  that occurred  during the registrant's  most recent  fiscal  quarter  (the  registrant's  fourth fiscal  quarter in the case of an annual  report) that has  materially
          affected,   or  is  reasonably  likely  to  materially   affect,   the
          registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

          a) All significant  deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial  reporting  which are reasonably  likely to adversely affect the registrant's  ability to record, process, summarize and report financial information; and

          b) Any fraud,  whether or not material,  that  involves  management or other employees who have a significant  role in the  registrant's  internal control over financial reporting.

    Date:  August 10, 2007

                                          /s/  Eric Skolnik
                                      Eric Skolnik
                                      Senior Vice President
                                      and Chief Financial Officer
                                      (Principal Financial Officer)